Revenues - Additional Information (Detail) - USD ($) $ in Thousands	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Disaggregation of Revenue [Abstract]
Remaining unsatisfied performance obligations	$ 545,914	$ 241,463
Revenue recognized description	approximately 41% is expected to be recognized within 12 months, with the remaining 59% to be recognized beyond 12 months.	approximately 60% is expected to be recognized within 12 months, with the remaining 40% to be recognized beyond 12 months.